PERSONAL LINES RETROCESSION AGREEMENT

     This Personal Lines Retrocession Agreement ("Agreement") is made by and between Motors Insurance Corporation, a corporation organized under the laws of the State of Michigan ("MIC"), and Integon Re (Barbados), Limited, a corporation organized under the laws of Barbados ("the Retrocessionaire").

                                   WITNESSETH:

     In consideration of the mutual covenants contained in this Agreement, MIC and the Retrocessionaire agree as follows.

                                    ARTICLE I

                                  (Definitions)

     As used in this Agreement, the following terms shall have the respective meanings set forth below.

     A. Annual Report - The Quarterly Report rendered by MIC to the Retrocessionaire pursuant to Article V of this Agreement for the fourth quarter of the calendar year, which contains cumulative data for the calendar year.

     B.   Business  - The  Quota  Share  Retrocession  Percentage  specified  in
          Schedule II hereto of MIC's risk arising under the Policies.

     C. Ceding Fee - An amount equal to the excess of 26.5% of the Retroceded Premium over the amount of Service Fees paid to MIC during the period the respective Retroceded Premium is written.

     D. Claims - The Quota Share Retrocession Percentage specified in Schedule II hereto of claims paid under the Policies, subject to the limits of liability and other conditions of the Policies.

     E. Combined Ratio - The sum of Losses Incurred, Commission Expense, Ceding Fee and Excise Taxes divided by the Earned Premium.


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     F.   Commission Expense - The underlying  agents' and brokers'  commissions and service or expense allowances that MIC has reimbursed, or that are due and payable by MIC, to MIC's ceding companies with respect to the Business.

     G. Deferred Acquisition Costs - The amount of Commission Expense and Ceding Fee that the Retrocessionaire has not yet charged to expense as of the end of a calendar quarter.

     H. Earned Premium - The portion of the Retroceded Premium earned by the Retrocessionaire during a specified time period, as calculated by MIC.

     I. Excise Taxes - The amount of U.S. federal excise tax due and payable in respect of premiums MIC retrocedes to the Retrocessionaire under this Agreement.

     J.   Final  Retained  Statement  -  As  defined  in  Article  XII  of  this
          Agreement.

     K. Gross Written Premium - The portion of gross premiums written by MIC with respect to the Business for a specified period of time.

     L.   Integon  -  Integon  Corporation,   a  Delaware  corporation  and  its
          insurance subsidiaries and affiliates who contract with independent insurance agents to write the Policies.

     M. Integon Agency Account - The separate business record maintained by Integon or any of its affiliates to track volume, experience, and commissions with respect to the Policies.

     N. Loss Reserve - The amount reserved by MIC from time to time for the future payment of Claims which (a) arise from reported occurrences not yet paid by MIC; or (b) arise from occurrences which have already taken place but which have not yet been reported to MIC. MIC's calculation of the Loss Reserve shall be consistent with its calculation of this reserve for purposes of its annual statement filed with insurance regulatory authorities.


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     O.   Losses  Incurred - Losses Paid on the Business during a specified time period, plus any increase or minus any decrease in the Loss Reserve during such period.

     P. Losses Paid - All Claims paid by MIC, less salvage and other amounts recovered, with respect to the Business. In the event of the insolvency of MIC, this definition shall be modified to the extent set forth in Article XIII of this Agreement.

     Q.   Policies - The  insurance  policies  reinsured  by MIC as described in
          Schedule I hereto.

     R. Quarterly Report - The quarterly report rendered by MIC to the Retrocessionaire pursuant to Article V of this Agreement.

     S.   Recapture Premium - As defined in Article XII of this Agreement.

     T.   Reinsurance Balance - The amount identified in Item C of Article V.

     U.   Related SCA - As defined in Article XII of this Agreement.

     V. Retained Statement - The statement required pursuant to Article V of this Agreement setting forth the Retained Underwriting Losses.

     W. Retained Underwriting Losses - The portion of the Underwriting Loss which is retained by MIC for its own account pursuant to Article II of this Agreement.

     X. Retroceded Business - Business which is retroceded by MIC and assumed by the Retrocessionaire pursuant to this Agreement.

     Y. Retroceded Premium - The Gross Written Premium less the Return Premium. In the event that the Return Premium exceeds the Gross Written Premium, the Retroceded Premium shall be negative in amount.

     Z. Return Premium - The amount of Gross Written Premium refunded by MIC to its ceding companies for a specified period of time by reason of cancellation or other termination of Policies.

     AA.  Service Fees - The Quota Share  Retrocession  Percentage  specified in
          Schedule II hereto of the following amounts: fee income including policy fees, endorsement fees,


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          payment   processing  fees  and  all  other  fees  applicable  to  the acquisition or servicing of the Policies that are paid to MIC pursuant to MIC's agreements with its ceding companies with respect to the Policies.

     AB. Subsidiary Capital Account - The subsidiary bookkeeping record established by the Retrocessionaire for a particular series or class of shares and maintained for the purpose of accounting for items of income and expense, gains and losses, capital contributions, and shareholder distributions which are allocated to the particular series or class of shares.

     AC.  Termination   Date  -  The  effective  date  of  termination  of  this
          Agreement.

     AD. Termination Premium - The sum of the Unearned Premium Reserve as of the Termination Date as shown in the Termination Statement plus the discounted amount as determined under section 846 of the Internal Revenue Code of 1986, as amended, of the Loss Reserve as of the Termination Date as shown in the Termination Statement.

     AE.  Termination Statement - As defined in Article XII of this Agreement.

     AF. Underwriting Loss - The excess of Losses Incurred, Commission Expense, Ceding Fee, and Excise Taxes over Earned Premium.

     AG. Unearned Premium Reserve - The reserve generated from the cumulative net excess of Retroceded Premium over Earned Premium.

     AH.  Unrelated SCA - As defined in Article II of this Agreement.

                                   ARTICLE II

                             (Retroceding Agreement)

     A.   Retroceded Loss.

     Subject to all of the terms, conditions, definitions, and limitations of this Agreement, MIC hereby retrocedes and the Retrocessionaire hereby assumes the Quota Share Retrocession Percentage specified in Schedule II hereto of the risks MIC reinsures under the Policies, less any recoveries MIC


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realizes  through  reinsurance  (other than that effected by this  Agreement) or through other means with respect to the Business; provided, however, that in no event will the portion of any risk retroceded hereunder exceed the maximum amount allowed under applicable state law covering the retrocession of risks located in the particular state.

     B.   Retained Underwriting Losses.

     Notwithstanding anything in Paragraph A to the contrary, MIC shall retain an amount of Underwriting Loss in respect of the Business for any calendar year as determined under this Paragraph B. As of the end of each calendar year, the Retrocessionaire shall determine the amount of Underwriting Loss attributable to each Subsidiary Capital Account that would be allocable to another Subsidiary Capital Account (an "Unrelated SCA") under the Retrocessionaire's Articles of Incorporation in the absence of this Retained Underwriting Losses provision. MIC shall retain Underwriting Loss for a calendar year otherwise ceded to the Retrocessionaire under Paragraph A to the extent that the Underwriting Loss otherwise allocable to an Unrelated SCA would cause the Combined Ratio of such Unrelated SCA to be more than five (5) points higher than it would have been for the calendar year in the absence of the Retrocessionaire's allocation of Underwriting Loss to Unrelated SCA's under the Retrocessionaire's Articles of Incorporation.

     C.   Liability of Retrocessionaire.

     Except as expressly provided to the contrary in this Agreement:

     (i) the liability of the Retrocessionaire under this Agreement shall be coextensive with MIC's liability in respect of the Business;

     (ii) the liability of the Retrocessionaire in respect of the Business is assumed by the Retrocessionaire as of the same effective date as MIC's liability in respect of the Business, but not prior to the effective date of this Agreement; and

     (iii) it is the intention of the parties that the Retrocessionaire shall follow the fortunes of MIC in all respects.


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



                                   ARTICLE III

                                     (Term)

     This Agreement shall take effect as of the later of the date on which participating shares in the Retrocessionaire are first issued or the Retrocessionaire becomes licensed to transact reinsurance business in Barbados, and it shall remain in effect until coverage is terminated in accordance with the terms of Article XII (Termination).

                                   ARTICLE IV

                             (Premiums and Credits)

     The Retroceded Premium shall be remitted in accordance with Article V. MIC, or its subsidiaries, shall be liable for all premium taxes imposed by any state or local government in the United States on the Retroceded Business. The Retrocessionaire shall be liable for all Excise Taxes imposed on the Retroceded Business, and it shall be entitled to any refunds and credits of Excise Taxes in respect of the Retroceded Business.

                                    ARTICLE V

                         (Quarterly and Annual Reports)

     MIC shall render to the Retrocessionaire, within thirty (30) days after the close of each calendar quarter, a Quarterly Report concerning the Business.

     The Quarterly Report shall include the following information. Each item shown in the report will reflect the respective dollar amounts or number of Policies for the calendar quarter covered by the report and cumulative calendar year-to-date figures..

Calculation of Reinsurance Balance

     A.   INCOME

          1.   Gross Written Premium

          2.   Return Premium


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          3.   Retroceded Premium

               [Item A(1) less Item A(2)]

          4.   Unearned Premium Reserve

               i. Beginning of Quarter

               ii. End of Quarter

          5.   Earned Premium

               [Item A(3) plus Item A(4) (i) less Item A (4) (ii)]

     B.   EXPENSES AND LOSSES

          1.   Commission Expense

          2.   Excise Taxes

          3.   Ceding Fee

          4.   Losses Paid

          5.   Loss Reserve

               i.   Beginning of Quarter

               ii.  End of Quarter

          6.   Total Expense and Losses

               [Item B(1) plus Item B(2) plus Item B(3) plus Item B(4)]

     C.   REINSURANCE BALANCE

          [Item A(3) less Item B(6)]

For Information Only

     Number of Policies Written

     Number of Policies Flat Cancelled

     Number of Policies in Force

Calculation of Letter of Credit Requirement

     D.   LETTER OF CREDIT REQUIREMENT

          1.   100% of Unearned Premium Reserve


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               [100% of Item A(4) (ii)]

          2.   100% of Loss Reserve

               [100%of Item B(5)(ii)]

          3.   Letter of Credit Requirement

               [Item D(1) plus Item D(2) less Deferred Acquisition Costs]

     Within fifteen (15) days following the receipt of the Annual Report, Retrocessionaire shall furnish to MIC a Retained Statement. This statement shall include the following information with respect to such calendar year.

     E.   RETAINED UNDERWRITING LOSSES

          1.   Retained Underwriting Losses for the calendar year.

          2.   Cumulative Retained Underwriting Losses from prior years

     The Retrocessionaire shall provide MIC with such supporting documents necessary for MIC to confirm that the Retrocessionaire determined the amount of Retained Underwriting Losses in accordance with Article II, Paragraph B of this Agreement.

                                   ARTICLE VI

                                  (Remittances)

     Any positive Reinsurance Balance shall be remitted to the Retrocessionaire by MIC with the Quarterly Report on which such balance appears. Any negative Reinsurance Balance shall be remitted to MIC by the Retrocessionaire within fifteen (15) days following receipt of the Quarterly Report by the Retrocessionaire.

     The amount of the Retained Underwriting Losses shown on any Retained Statement shall be remitted to the Retrocessionaire by MIC within fifteen (15) days following receipt of the Retained Statement.


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



                                   ARTICLE VII

                               (Letter of Credit)

     Upon receipt of the Quarterly Report, the Retrocessionaire shall promptly apply for and provide MIC with a "clean", unconditional and irrevocable letter of credit, in an amount equal to the lesser of the amount specified in Article V(D)(3) or the maximum letter of credit amount the Retrocessionaire is able to provide MIC taking into account the Retrocessionaire's net assets. At the time MIC furnishes the Retrocessionaire an Annual Report as required pursuant to
Article V of this Agreement, MIC shall forward to the Retrocessionaire an actuarial report certifying the appropriateness of the Loss Reserve set forth pursuant to Article V(B)(5)(ii) hereto. The letter of credit the Retrocessionaire provides MIC pursuant to this Article VII shall have terms and an issuing bank acceptable to the regulatory authority(ies) having jurisdiction over MIC and in accordance with applicable regulatory requirements.

     The Retrocessionaire hereby agrees the letter of credit will provide for automatic extension of the letter of credit without amendment for one year from the date of expiration of said letter or any future expiration date unless thirty (30) days prior to an expiration the issuing bank shall notify MIC by overnight mail that the issuing bank elects not to consider the letter of credit renewed for any additional period. The Retrocessionaire and MIC agree the letters of credit provided by Retrocessionaire pursuant to the provisions of this Agreement may be drawn upon at any time, notwithstanding any other provisions in this Agreement and be utilized by MIC or any successor by operation of law of MIC including without reservation, any liquidator, rehabilitator, receiver or conservator of MIC for the following purposes:

     A. To reimburse MIC for Retrocessionaire's share of Return Premiums;

     B. To reimburse MIC for the Retrocessionaire's share of Losses Paid by MIC under the terms and provisions of Policies retroceded under this Agreement.

     C. To fund an account with MIC in an amount at least equal to the requirement specified under Article V (D)(3) of this Agreement.

     D. To pay any other amounts due MIC under this Agreement.


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     The bank shall have no  responsibility  whatsoever in  connection  with the propriety of withdrawals made by MIC or the disposition of funds withdrawn, except to assure that withdrawals are made only upon the order of properly authorized representatives of MIC. MIC shall incur no obligations to the bank in acting upon the credit, other than as appears in the express terms thereof.

     The rights and obligations of MIC and Retrocessionaire participating in this Agreement shall not be diminished in any way by the insolvency of any party to this Agreement.

                                  ARTICLE VIII

                                    (Claims)

         MIC, or its subsidiaries or affiliates, shall investigate and settle or defend all Claims. When requested by the Retrocessionaire, MIC shall permit the Retrocessionaire, at the expense of the Retrocessionaire, to be associated with MIC in the defense of any Claim which results or is likely to result in liability on the part of the Retrocessionaire.

                                   ARTICLE IX

                            (Records and Information)

     Each party hereto shall maintain books and records that fully disclose all matters pertaining to the retrocession hereunder in respect of the Business and each shall have free access at any reasonable time to such books and records of the other party wherever located for the purpose of obtaining information concerning the subject matter of this Agreement. Such books and records shall be maintained during the term of this Agreement and thereafter until all claims arising under the Business have been closed.

                                    ARTICLE X

                               (Reporting Errors)

     The Retrocessionaire shall not be relieved of liability by reason of any error or omission by MIC in its reporting of Claims and other information regarding the Business, provided such error or omission is rectified promptly after its discovery by MIC.


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                                   ARTICLE XI

                           (Parties to This Agreement)

     This Agreement is solely between MIC and the Retrocessionaire. Performance of the respective obligations of each party under this Agreement shall be rendered solely to the other party. In the event of the insolvency of MIC, the liability of the Retrocessionaire shall be modified to the extent set forth in
Article XIII of this Agreement. In no event shall any policyholder, insured, or reinsured of MIC or of any of MIC's reinsurers have any rights under this Agreement.

                                   ARTICLE XII

                                  (Termination)

     A.   Termination of Agreement.

     Either party may terminate this Agreement by notice to the other party. Termination shall be effective on the date specified in the notice, which shall be the first day of a calendar month and which shall not be less than thirty
(30) days after the date on which the notice is given. Beginning at 12:01 a.m. Local Standard Time at the mailing address of MIC on the Termination Date, no further risks shall be retroceded under this Agreement with respect to new or renewal Policies which become effective on or after the Termination Date.

     Within thirty (30) days after the Termination Date, MIC shall provide the Retrocessionaire with a statement (the "Termination Statement") identifying each of the items set forth in Article V.A. through Article V.C. of this Agreement for the calendar quarter, or part thereof, ending on the Termination Date. After receiving the Termination Statement, the Retrocessionaire shall determine the Retained Underwriting Losses in accordance with Article II, Paragraph B hereof, provided that, for this purpose, the period between January 1 of the year of termination and the Termination Date shall be treated as a calendar year. Within thirty (30) days after receiving the Termination Statement, the Retrocessionaire shall provide MIC a statement (the "Final Retained Statement") setting forth the Retained Underwriting Losses for the portion of the calendar year ending on the Termination Date.


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     If the amount of the Reinsurance Balance shown in the Termination Statement minus the excess of the Termination Premium over the sum of the Deferred Acquisition Costs as of the Termination Date and the Retained Underwriting
Losses shown in the Final Retained Statement is a negative amount, the Retrocessionaire shall remit that amount to MIC with the Final Retained Statement, and if such amount is positive, MIC shall remit that positive amount to the Retrocessionaire within fifteen (15) days after receiving the Final Retained Statement. The Retrocessionaire shall be entitled to any refund or credit of Excise Taxes relating to the amount of the Termination Premium.

     Termination of this Agreement shall relieve the Retrocessionaire of any obligations in respect of risks retroceded to the Retrocessionaire hereunder prior to the date and time of termination, and any and all such obligations shall be fully discharged.

     B.   Termination of Subsidiary Capital Account.

     In the event that the Retrocessionaire redeems or repurchases a series of its shares in respect of which it maintains a Subsidiary Capital Account, no further risks with respect to new or renewal Policies which become effective after the effective date and time of such redemption or repurchase attributable to the Subsidiary Capital Account related to the redeemed shares (the "Related SCA") shall be retroceded under this Agreement. MIC shall include in the Quarterly Report for the period in which such redemption or repurchase occurs Business attributable to the Related SCA through the effective date of redemption or repurchase. Such report shall include for the Related SCA the information described in Article V.A.4.ii. and Article V.B.5.ii. calculated as of the effective date of redemption or repurchase.

     MIC shall recapture the Business that it has ceded to the Retrocessionaire through the effective date of such a redemption or repurchase and that is attributable to the Related SCA. In consideration of such Business recapture, the Retrocessionaire shall pay MIC a premium ("Recapture Premium") equal to the Unearned Premium Reserve plus the discounted amount of the Loss Reserve as determined under section 846 of the Internal Revenue Code of 1986, as amended, attributable to the Related SCA as of the effective date of the redemption or repurchase. The Retrocessionaire shall be entitled to offset the


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Recapture Premium by the amount of Deferred  Acquisition  Costs  attributable to the Related SCA as of the effective date of the redemption or repurchase. The Retrocessionaire shall pay MIC the Recapture Premium within thirty (30) days after the Retrocessionaire receives the Quarterly Report for the period encompassing the effective date of redemption or repurchase of the shares to which the recapture relates. The Retrocessionaire shall be entitled to any refund or credit of Excise Taxes relating to the amount of the Recapture Premium. MIC's recapture of the Business attributable to the Related SCA shall extinguish any and all of the Retrocessionaire's obligations to MIC under the terms of this Agreement for such recaptured Business.

                                  ARTICLE XIII

                               (Insolvency of MIC)

     In the event of the insolvency of MIC, the retrocession afforded under this Agreement shall be payable by the Retrocessionaire, on the basis of the liability of MIC under the contract or contracts retroceded, without diminution because of such insolvency or because MIC or its liquidator, receiver, conservator, or statutory successor has failed to pay all or any portion of any claim. Such payment shall be made directly to MIC or to its liquidator, receiver, conservator, or statutory successor, unless the Retrocessionaire, with the consent of the parties who are directly insured or reinsured by MIC as part of the Business, has assumed the obligations of MIC as the Retrocessionaire's direct obligations to such parties, in substitution for the obligations of MIC to such parties. The Retrocessionaire shall be given notice of the pendency of each Claim which may involve such reinsurance within a reasonable time after such Claim is filed in the insolvency proceedings. The Retrocessionaire shall have the right, at its own expense, to investigate each such Claim and to interpose, in the proceedings where the Claim is to be adjudicated, any defense which it may deem available to MIC or its liquidator, receiver, conservator, or statutory successor. The expense thus incurred by the Retrocessionaire shall be chargeable, subject to court approval, against MIC, as part of the expense of conservation or liquidation, but only to the extent of the benefit realized by MIC as a result of the defense undertaken by the Retrocessionaire.


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                                   ARTICLE XIV

                      (Insolvency of the Retrocessionaire)

     In the event of the insolvency, bankruptcy, receivership, rehabilitation, or liquidation of the Retrocessionaire, MIC may retain all or any portion of any amount then due or which may become due to the Retrocessionaire under this Agreement, and may use such amounts for the purpose of discharging any and all liabilities of the Retrocessionaire under this Agreement. When all such liabilities have been discharged, MIC shall pay to the Retrocessionaire or its liquidator, receiver, or statutory successor any remaining balance of such amounts.

                                   ARTICLE XV

                                  (Arbitration)

     It is the intention of MIC and the Retrocessionaire that the customs and practices of the insurance industry shall be given full effect in the operation and interpretation of this Agreement. The parties agree to act in all things with the highest good faith. If MIC or the Retrocessionaire cannot mutually resolve any dispute that arises out of or relates to this Agreement, whether such dispute arises before or after termination of this Agreement, the dispute shall be decided through arbitration.

     This Agreement and the performance of the parties hereunder shall be interpreted, construed and enforced in accordance with the laws of the state of Michigan. The arbitrators shall consider this Agreement as an honorable engagement rather than as a mere legal obligation and they shall reach their decision from the standpoint of equity and the customs and practices of the insurance industry rather than solely from the standpoint of a strict interpretation of the applicable substantive and procedural law.

     To initiate arbitration, either MIC or the Retrocessionaire shall notify the other party in writing of its desire to arbitrate, stating the nature of its dispute and the remedy sought. The party to which the notice is sent shall respond to the notification in writing within ten (10) days of it receipt. At that time, the party also shall assert any dispute it may have that arises out of or relates to this Agreement.


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     The arbitration hearing shall be before a panel of three arbitrators,  each of whom must be a present or former officer of a property, casualty insurance company authorized to do business in the United States other than MIC and the Retrocessionaire or either's affiliates. MIC and the Retrocessionaire shall each appoint one arbitrator by written notification to the other party within twenty-five (25) days of the date of the mailing of the notification initiating the arbitration. These two arbitrators shall then select the third arbitrator within fourteen (14) days after their selection. Should either MIC or the Retrocessionaire fail to appoint an arbitrator, or should the two arbitrators be unable to agree upon the choice of a third arbitrator, such appointment shall be left to the President, for the time being, of the Barbados Bar Association. Once selected, the arbitrators are empowered to decide all substantive and procedural issues involved by a majority of votes.

     The arbitration hearing shall be held on the date and the place fixed by the arbitrators and agreed to by MIC and the Retrocessionaire. In no event shall this date be later than six (6) months after the appointment of the third arbitrator. The arbitrators shall establish prearbitration procedures as warranted by the facts and issues of the particular case. Within twenty (20) days after the end of the arbitration hearing, the arbitrators shall issue a written award, from which there shall be no appeal and which any court having jurisdiction of the subject matter and the parties may reduce to judgment.

     In their award, the arbitrators shall apportion the costs of arbitration, including, but not be limited to, their own fees and expenses, as they deem appropriate.

                                   ARTICLE XVI

                                    (Notice)

     Any notice, report, statement, or other communication provided for or referred to in this Agreement shall be in writing in English and shall be given by personal delivery or sent by overnight mail, addressed to the party for whom it is intended as follows, or to such other address as may be specified in writing by such party:

         To MIC:                           Vice President and Treasurer
                                           MOTORS INSURANCE CORPORATION
                                           3044 West Grand Boulevard
                                           MC 482-304-432
                                           Detroit, Michigan  48202


         To the Retrocessionaire:          President
                                           Integon Re (Barbados), Limited
                                           Aon Insurance Managers
                                           One Financial Place
                                           Collymore Rock
                                           St. Michael, Barbados

Notice by mail shall be deemed given when mailed.

                                  ARTICLE XVII
                                 (Choice of Law)

     This Agreement shall be governed by the laws of the State of Michigan in all respects, including matters of construction, validity, and performance.

                                  ARTICLE XVIII

                         (Integration and Modification)

     This Agreement, together with any other written agreements executed contemporaneously with this Agreement, constitutes the entire contract between the parties relating to the subject matter of the Agreement. It cancels and supersedes all prior agreements between the parties on the same subject. It may be altered only by the mutual written consent of the parties.

                                   ARTICLE XIX

                                   (Currency)

     Any and all payments to be made hereunder by either party shall be made in the currency of the United States.

     IN WITNESS WHEREOF the parties have caused this instrument to be executed by their duly authorized officers, in a number of counterparts, each of which may be taken as an original on the 31st day of March, 2000.

                                               MOTORS INSURANCE CORPORATION



                                      By:   Thomas D.  Callahan
                                            ----------------------------------
                                            Officer Name

                                            s/Thomas D.  Callahan
                                            ----------------------------------
                                            Signature

                                            Senior Vice President
                                            ----------------------------------
                                            Title

                                            INTEGON RE (BARBADOS), LIMITED


                                      By:   Ronald W. Jones
                                            ----------------------------------
                                            Officer or Director Name

                                            s/Ronald W.  Jones
                                            ----------------------------------
                                            Signature

                                            Vice President, Finance
                                            ----------------------------------
                                            Title

                                   Schedule I

                                  THE POLICIES

     The Policies encompasses the risks arising under an insurance policy that covers liability and physical damage exposures and that is reinsured by MIC but only to the extent that those risks relate to a policy that is issued or renewed at a time when there is a series of the Retrocessionaire's shares issued, outstanding, and in good standing in respect of the Integon Agency Account to which the policy is attributable. For these purposes, a series of shares of the Retrocessionaire will be considered "issued and outstanding" as of the later of
(i) the first day of the month following the date on which the Retrocessionaire has received and accepted one or more executed stock purchase agreements for all shares of the particular series, provided that such shares are ultimately issued, or (ii) the first day of the month following the date on which Agreement takes effect. A series of shares of the Retrocessionaire that is issued and outstanding will be considered in "good standing" unless and until the Board of Directors of the Retrocessionaire determines to terminate further retrocessions in respect of the particular series.

                                   Schedule II

                                  THE BUSINESS

     The Business shall encompass the quota share portion specified below (the "Quota Share Retrocession Percentage") of the Policies attributed to the Integon Agency Accounts identified below. This Schedule II shall relate to Policies issued or renewed on or after the Effective Date hereof and before the Effective Date of any schedule that replaces this schedule in accordance with the terms hereof. The Effective Date of this Schedule II shall coincide with the Effective Date of this Agreement.

     This Schedule II may be replaced by the Retrocessionaire as of the beginning of any calendar month through execution of a new Schedule II in the form attached hereto (a "Replacement Schedule II"). A Replacement Schedule II shall be effective as of the beginning of the calendar month specified therein, provided that MIC receives an executed counterpart of the Replacement Schedule II within fifteen days after the calendar month in which it is to become effective; otherwise, the Effective Date of a Replacement Schedule II shall be deferred until the beginning of the calendar month after MIC receives an executed counterpart of the Replacement Schedule II. The Quota Share Retrocession Percentage with respect to any Integon Agency Account may not be changed any more often than once in any calendar year, and, once set, may only be changed as of the beginning of a calendar year.

     The Quota Share Retrocession Percentage with respect to any Integon Agency Account shall be either 20%, 30%, 40%, or 50%. If the Quota Share Retrocession Percentage listed in this Schedule II or in any Replacement Schedule II for any Integon Agency Account is less than 20%, it shall be deemed to be 20% for purposes of this Agreement. If the Quota Share Retrocession Percentage listed in this Schedule II or in any Replacement Schedule II for any Integon Agency Account is more than 50%, it shall be deemed to be 50% for purposes of this Agreement.

     The Quota Share Retrocession Percentages shall be as follows.

Integon Agency Account                      Quota Share Retrocession Percentage
----------------------                      -----------------------------------

Number            Name
------            ----

                             Replacement Schedule II

                                  THE BUSINESS

Effective Date ________________________________

     The Quota Share Retrocession Percentages beginning as of the Effective Date hereof shall be as follows.

Integon Agency Account                      Quota Share Retrocession Percentage
----------------------                      -----------------------------------

Number            Name
------            ----




By:
      ---------------------------
      Officer Name


      ---------------------------
      Signature


      ---------------------------
      Title


      ---------------------------
      Date